Exhibit 10.22

EXECUTION VERSION

PATENT SECURITY AGREEMENT

This Intellectual Property Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is entered into as of May 3, 2019, by and between ROCK CLIFF CAPITAL, LLC (the “Lender”), and HERBAL BRANDS, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Grantor has entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), with Lender , pursuant to which the Lender will make extensions of credit to Grantor;

B. As a condition to the Loan Agreement, Grantor is required to enter into this Agreement to further evidence the grant to Lender of the security interest in its Patents to secure the Obligations.

AGREEMENT

NOW, THEREFORE, Grantor agrees as follows:

To secure the Obligations, Grantor grants and pledges to Lender a security interest in all of Grantor’s Intellectual Property consisting of Patents (including without limitation those Patents listed on Exhibit A hereto).

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest are as set forth in the Loan Agreement or as are now or hereafter available to the Lender as a matter of law or equity, shall be cumulative and concurrent.

Grantor represents and warrants that Exhibit A attached hereto set forth any and all Patents necessary for the conduct of its business in connection with which such Grantor has registered or filed an application with the United States Patent and Trademark Office.

All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date set forth above.

Address of Grantor:	GRANTOR:

489 Fifth Avenue, 27th Floor	HERBAL BRANDS, INC.

New York, NY 10017	By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	President

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

Address of Lender:	LENDER:

412 West 15th Street, 14th Floor	ROCK CLIFF CAPITAL, LLC

New York, New York 10011	By:	/s/ Justin Korsant
	Name:	Justin Korsant
	Title:	Authorized Signatory

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

EXHIBIT A

PATENTS

1.	Patents Issued

Internal Reference	Title of Invention	Record Owner	Application Date	Issuance Date	Patent Number
Herbal Clean Bottle	Bottle	Herbal Brands, Inc.	October 8, 2014	February 16, 2016	D749,419

2.	Patent Applications.

Internal Reference	Title of Invention	Applicant	Application Date	Application Number
Ribbed container	Container	Herbal Brands, Inc.	December 8, 2017	29/628,963
Oil can container	Container	Herbal Brands, Inc.	December 8, 2017	29/628,964